UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  August 31, 2014

Date of reporting period:  August 31, 2014

Item 1. Report to Stockholders.

ATAC Funds

ATAC Beta Rotation Fund – BROTX
ATAC Inflation Rotation Fund – ATACX

Annual Report

www.atacfund.com	August 31, 2014

ATAC FUNDS

September 29, 2014

Dear Fellow Shareholders:

On behalf of the Pension Partners team, we would like to thank you for your investment in the ATAC Inflation Rotation Fund (our alternative absolute return strategy) and the ATAC Beta Rotation Fund (our equity sector rotation strategy).

The goal of the ATAC Inflation Rotation Fund (“ATACX”) is to serve as an uncorrelated strategy which over time can enhance a portfolio’s risk and return characteristics. The goal of the ATAC Beta Rotation Fund (“BROTX”) is to outperform the equity market in various economic environments by rotating into the right sectors at the right time.

By utilizing a buy and rotate approach based on the direction of inflation expectations as our models define them, our Funds place a large emphasis on risk management, seeking to preserve capital by rotating fully into Treasuries (in “ATACX”) or defensive sectors (in “BROTX”) in advance of periods of market stress. Historically, such periods have coincided with falling inflation expectations that tend to favor bonds over stocks and defensive sectors over cyclical sectors. Fundamentally, this makes sense, as stocks in general and cyclical stocks in particular are not supposed to benefit from a deflationary environment. Bonds are more often the preferred asset class in such an environment.

In the most recent period since the start of 2013 we have largely seen the opposite relationship occur. In stark contrast to prior rounds of quantitative easing which boosted inflation expectations, inflation expectations have actually fallen during the third round of quantitative easing (“QE3”). At the same time, the S&P 500 Index has enjoyed its longest uninterrupted move above its 200-day moving average in history. Simply stated, U.S. stocks have entirely ignored falling inflation expectations, which is a historical anomaly to put it mildly (see shaded area in chart below).

ATAC FUNDS

Note: In the above chart, “Inflation Expectations” is the ratio of TIPS (Treasury Inflation Protected Securities) to Treasuries of similar duration, one method of expressing the rate of inflation investors believe will prevail in the future.

Many historical relationships began to fall apart following the “Taper Tantrum” that began in May 2013 when the Federal Reserve first hinted at winding down QE3. Accompanied by a sharp rise in interest rates, stocks and bonds initially sold off together. Subsequently, U.S. equities quickly recovered their losses but all other asset classes (Preferreds, Treasuries, TIPS, REITs, Gold, Emerging Market Equities, etc.) did not and finished lower on the year. From this perspective, 2013 was a year unlike any other in history.

In early 2014, we started to see a return to normalcy in terms of historical relationships. Inflation expectations were once again falling, but this time stocks suffered a decline while Treasuries advanced. The ATAC Inflation Rotation Fund was positioned in bonds ahead of a brief January-February decline in equities but like 2013 the decline proved too short-lived for the benefits of any risk management to be observed.

Since then, we have seen inflation expectations continue to fall and while U.S. small caps have experienced sharp sell-offs and rallies along the way, U.S. large caps remain incredibly resilient. As we enter the fourth quarter, though, there appears to be mounting evidence that risk management will once again play an important role in the coming months as historical relationships normalize. Through the first three quarters of the year, the average U.S.

ATAC FUNDS

stock in the Russell 3000 is down on the year while inflation expectations have fallen. On the other hand, areas that tend to fare better during periods of falling inflation expectations, most notably long duration Treasuries and Utilities, are widely outperforming the average stock.

Notably, this behavior is all occurring in an advance of the end of QE3. As for what to expect with the last month of asset purchases in October, as Patrick Henry once said: “I have but one lamp by which my feet are guided, and that is the lamp of experience. I know no way of judging the future but by the past.”

Following the end of QE1 in 2010 and QE2 in 2011, the S&P 500 Index suffered corrections of 17% and 21% respectively with the Volatility Index (VIX) rising sharply above 40 in both instances. During this period, Treasuries and defensive sectors widely outperformed stocks and cyclical sectors. Today, many investors are assuming this time will be different, as it has been so long since we have seen a correction in large cap U.S. equities that it is hard to envision one ever occurring again.

For our part, we are of the belief that the end of QE is more likely to bring about a change in market conditions and a renewed focus on risk management. Over a complete market cycle, it is risk management that we believe is the most effective way to protect capital and compound wealth.  Compounding wealth requires positive returns and the avoidance of large losses – there is simply no other way. We have been emphasizing this point over the past few months in giving presentations on our award-winning research papers that focus on timing volatility and corrections.

Our research has shown us that it is the assessment of conditions that is critical in the long run, and that outside of the short sample of recent history, when conditions have deteriorated in the past it has been prudent to act in a more defensive manner. In today’s environment, particularly given the unprecedented actions by the Federal Reserve (five years and nine months of 0% interest rates), many have thrown caution and prudence to the wind in assuming that this boom is unlike any before it and will last forever. On that point, it is only fitting to end this letter with a quote on markets from over one hundred years ago that still rings true today:

“There is always a disposition in people’s minds to think that existing conditions will be permanent. When the market is down and dull, it is hard to make people believe that this is the prelude to a period of activity and advance. When the prices are up and the country is prosperous, it is always said that while preceding booms have not lasted, there are circumstances connected with this one which make it unlike its predecessors and give assurance of permanency. The one fact pertaining to all conditions is that they will change.” – Charles H. Dow, 1900

Thank you again for your trust and confidence in our unique approach to portfolio management.

Sincerely,

Edward M. Dempsey, CFP® & Michael A. Gayed, CFA

Fund holdings are subject to change and are not recommendations to buy or sell any security.  Please see the schedule of investments for current holdings. Current and future holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds invest primarily in ETFs, they may invest a greater percentage of its assets in the securities of a single issuer and therefore is considered non-diversified. If a Fund invests a greater percentage of its assets in the securities of a single issuer, its value may decline to a greater degree than if the fund held were a more diversified mutual fund. The Funds are expected to have a high portfolio turnover ratio which has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains. This means that investors will be likely to have a higher tax liability. Because the Funds invest in Underlying ETFs an investor will indirectly bear the principal risks of the Underlying ETFs, including but not limited to, risks associated with investments in ETFs, large and smaller companies, real estate investment

ATAC FUNDS

trusts, foreign securities, non-diversification, high yield bonds, fixed income investments, derivatives, leverage, short sales and commodities. The Funds will bear their share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Beta Rotation Fund is new with no operating history and there can be no assurances that the fund will grow or maintain an economically viable size.

All investing involves risks. Investing in emerging markets has more risk such as increased volatility, relatively unstable governments; social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investing in small cap companies involve additional risks such as limited liquidity and greater volatility than large companies.

The NAAIM Wagner Award was open to all investment practitioners, academic faculty and doctoral candidates in the field. The papers were judged on the following criteria; practical significance to practitioners of active investing (which NAAIM broadly defines as investment strategies and techniques that improve upon the risk-adjusted return obtainable from a passive, buy-and-hold, investment strategy), quality of exposition, analytical rigor, and novelty of results. An ideal paper would provide evidence of the validity of an active investing approach via an example of a trading system that outperforms the market by some well accepted metric such as risk adjusted return, annual return, drawdowns, etc. Examples of supporting evidence sought include backtesting details and parameter sensitivity analysis. A jury of scholars and investment professionals reviewed and awarded the prizes. The National Association of Active Investment Managers or NAAIM was formed in 1989 as a non-profit association of registered investment advisors who provide active money management services to their clients, in order to produce favorable risk-adjusted returns as an alternative to more passive, buy and hold strategies.

The 2014 Charles H. Dow Award was open to anyone with an interest in technical analysis who submitted a paper prior to the deadline. The papers were judged on the following standards; the paper is based upon the concepts on technical analysis, the topic is substantive, the research is thorough, include the results of applying the technique to a sufficient quantity of data that covers at least one full market cycle and preferably longer, shows the application of accepted standards of testing (including but not limited to, statistical significance, Chi square, Monte Carlo simulations, and statistical correlation.), the writing meets generally accepted standards of style for publications and college level writing, the analysis and conclusions are useful and enhance the understanding of market action, a paper shall not have been previously published in any media made available for public dissemination, and a paper should be written for an audience of knowledgeable technical analysts. The judging panel reserves the right to not select a winner if it deems that there are no submissions that are worthy of being given the award.

It is not possible to invest directly in an index.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 3000 Index is a stock market index that measures the performance of 3,000 publicly traded US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates.

The Volatility Index (VIX) represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

References to other securities should not to be interpreted as an offer of these securities.

Quasar Distributors, LLC, distributor.

ATAC BETA ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of August 31, 2014

Since Inception(1)
ATAC Beta Rotation Fund	4.92%
S&P 500 Index(2)	7.87%

(1)	April 9, 2014.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

ATAC INFLATION ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of August 31, 2014

	1 Year	Since Inception(1)
ATAC Inflation Rotation Fund	3.05%	8.64%
Lipper Flexible Portfolio Funds Index(2)	16.24%	12.42%

(1)	September 10, 2012.
(2)
The Lipper Flexible Portfolio Funds Index is an equally weighted index of the thirty largest U.S. mutual funds in Lipper’s Flexible Portfolio Funds category.  The category is comprised of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

ATAC BETA ROTATION FUND

Asset Allocations (Unaudited)
as of August 31, 2014(1)
(% of net assets)

Fund Holdings (Unaudited)
as of August 31, 2014(1)
(% of net assets)

Utilities Select Sector SPDR Fund	49.2%
Health Care Select Sector SPDR Fund	24.6%
Consumer Staples Select Sector SPDR Fund	24.6%

(1)	Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security.

ATAC INFLATION ROTATION FUND

Asset Allocations (Unaudited)
as of August 31, 2014(1)
(% of net assets)

Fund Holdings (Unaudited)
as of August 31, 2014(1)
(% of net assets)

iShares 20+ Year Treasury Bond Fund	58.9%
iShares 7-10 Year Treasury Bond Fund	29.5%
PIMCO 25+ Year Zero Coupon US Treasury Fund	4.9%
Vanguard Extended Duration Treasury Fund	4.9%

(1)	Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security.

ATAC FUNDS

Expense Examples (Unaudited)
August 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

ATAC Beta Rotation Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/9/2014)	Value (8/31/2014)	(4/9/2014 to 8/31/2014)
Investor Class Actual(2)	$1,000.00	$1,049.20	$7.07
Investor Class Hypothetical
(5% annualized return before expenses)	$1,000.00	$1,012.82	$6.95

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.75%, multiplied by the average account value over the period, multiplied by 144/365 to reflect the since inception period.

(2)	Based on the actual returns for the period since inception, April 9, 2014 through August 31, 2014 of 4.92%.

ATAC Inflation Rotation Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (3/1/2014)	Value (8/31/2014)	(3/1/2014 to 8/31/2014)
Investor Class Actual(4)(5)	$1,000.00	$1,021.20	$10.14
Investor Class Hypothetical(6)
(5% return before expenses)	$1,000.00	$1,015.17	$10.11

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended August 31, 2014 of 2.12%.
(5)	Excluding interest expense, the actual expenses would be $8.86.
(6)	Excluding interest expense, the hypothetical expenses would be $8.84.

ATAC BETA ROTATION FUND

Schedule of Investments
August 31, 2014

Description	Shares	Value
EXCHANGE-TRADED FUNDS – 98.3%
Consumer Staples Select Sector SPDR Fund	14,002	$631,910
Health Care Select Sector SPDR Fund	9,902	632,342
Utilities Select Sector SPDR Fund*	29,229	1,265,031
Total Exchange-Traded Funds
(Cost $2,525,743)		2,529,283

SHORT-TERM INVESTMENT – 2.0%
Invesco Treasury Portfolio, 0.01%^
(Cost $50,766)	50,766	50,766
Total Investments – 100.3%
(Cost $2,576,509)		2,580,049
Other Assets and Liabilities, Net – (0.3)%		(7,530)
Total Net Assets – 100.0%		$2,572,519

*
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Variable Rate Security – The rate shown is the rate in effect as of August 31, 2014.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Schedule of Investments
August 31, 2014

Description	Shares	Value
EXCHANGE-TRADED FUNDS – 98.2%
iShares 20+ Year Treasury Bond Fund*+	508,354	$60,519,544
iShares 7-10 Year Treasury Bond Fund*+	289,042	30,320,506
PIMCO 25+ Year Zero Coupon US Treasury Fund#	46,465	5,067,008
Vanguard Extended Duration Treasury Fund	44,253	5,031,566
Total Exchange-Traded Funds
(Cost $100,983,024)		100,938,624

SHORT-TERM INVESTMENT – 5.2%
Invesco Treasury Portfolio, 0.01%^
(Cost $5,279,984)	5,279,984	5,279,984
Total Investments – 103.4%
(Cost $106,263,008)		106,218,608
Other Assets and Liabilities, Net – (3.4)%		(3,457,428)
Total Net Assets – 100.0%		$102,761,180

*
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

+	All or a portion of this security is designated as collateral for a line of credit.
#	Represents an affiliated company as defined under the Investment Company Act of 1940 (See Note 9).
^	Variable Rate Security – The rate shown is the rate in effect as of August 31, 2014.

See Notes to the Financial Statements

ATAC FUNDS

Statements of Assets and Liabilities
August 31, 2014

	Beta Rotation	Inflation Rotation
	Fund	Fund
ASSETS:
Investments, at value:
Unaffiliated issuers (cost: $2,576,509 and $101,185,932, respectively)	$2,580,049	$101,151,600
Affiliated issuers (cost: $5,077,076)	—	5,067,008
Dividends & interest receivable	—	153
Receivable for investment securities sold	2,502,682	131,984,065
Receivable for capital shares sold	30,000	94,079
Receivable for adviser reimbursements	6,151	—
Prepaid expenses	18,380	22,417
Total assets	5,137,262	238,319,322

LIABILITIES:
Payable for investment securities purchased	2,525,743	100,983,024
Loans payable	—	33,800,000
Payable to investment adviser	—	106,051
Payable for capital shares redeemed	—	557,096
Payable for fund administration & accounting fees	11,665	17,827
Payable for compliance fees	1,747	1,755
Payable for transfer agent fees & expenses	3,249	10,291
Payable for custody fees	1,200	2,885
Payable for trustee fees	698	525
Payable for interest expense	—	4,957
Accrued expenses	19,389	22,262
Accrued distribution fees	1,052	51,469
Total liabilities	2,564,743	135,558,142

NET ASSETS	$2,572,519	$102,761,180

NET ASSETS CONSIST OF:
Paid-in capital	$2,524,130	$106,948,483
Accumulated undistributed net investment loss	—	(77,072)
Accumulated undistributed net realized gain (loss) on investments	44,849	(4,065,831)
Net unrealized appreciation (depreciation) on investments	3,540	(44,400)
Net Assets	$2,572,519	$102,761,180

Shares outstanding, unlimited number of shares authorized without par value	98,082	3,746,296

Net asset value, redemption price and offering price per share(1)	$26.23	$27.43

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 90 days of purchase.

See Notes to the Financial Statements

ATAC FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2014

	Beta Rotation	Inflation Rotation
	Fund(1)	Fund
INVESTMENT INCOME:
Dividend income (includes $0 and $281,375 from affiliates, respectively)	$6,467	$3,521,277
Interest income	4	715
Total investment income	6,471	3,521,992

EXPENSES:
Fund administration & accounting fees (See Note 4)	33,676	119,497
Audit fees	15,002	15,001
Transfer agent fees & expenses (See Note 4)	9,592	61,502
Federal & state registration fees	8,535	39,112
Investment adviser fees (See Note 4)	7,419	1,440,786
Legal fees	4,531	14,380
Compliance fees (See Note 4)	4,247	11,512
Trustee fees (See Note 4)	2,998	9,492
Postage & printing fees	2,998	12,006
Custody fees (See Note 4)	2,672	17,011
Other	1,494	10,440
Distribution fees (See Note 5)	1,484	288,157
Total expenses before interest expense	94,648	2,038,896
Interest expense (See Note 10)	—	136,532
Total expenses before reimbursement/waiver	94,648	2,175,428
Less: reimbursement/waiver from investment adviser	(84,261)	(29,093)
Net expenses	10,387	2,146,335

NET INVESTMENT INCOME (LOSS)	(3,916)	1,375,657

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments (includes $0 and $(1,378,450)
net loss from affiliates, respectively)	48,765	1,319,847
Net change in unrealized appreciation on investments	3,540	54,674

Net realized and unrealized gain on investments	52,305	1,374,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,389	$2,750,178

(1)Inception date of the Fund was April 9, 2014.

See Notes to the Financial Statements

ATAC BETA ROTATION FUND

Statement of Changes in Net Assets

For the Period
Inception Through
August 31, 2014(1)
OPERATIONS:
Net investment loss	$(3,916)
Net realized gain on investments	48,765
Net change in unrealized appreciation on investments	3,540
Net increase in net assets resulting from operations	48,389

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,549,251
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(25,582)
Redemption fees	461
Net increase in net assets resulting from capital share transactions	2,524,130

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	2,572,519

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed
net investment loss of $0)	$2,572,519

(1)	Inception date of the Fund was April 9, 2014.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception Through
	August 31, 2014	August 31, 2013(1)
OPERATIONS:
Net investment income (loss)	$1,375,657	$(587,107)
Net realized gain on investments	1,319,847	910,613
Net change in unrealized appreciation (depreciation)
on investments	54,674	(99,074)
Net increase in net assets resulting from operations	2,750,178	224,432

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	51,022,327	161,197,307
Proceeds from reinvestment of distributions	6,634,819	41,687
Payments for shares redeemed	(80,201,906)	(31,872,128)
Redemption fees	28,696	97,704
Net increase (decrease) in net assets resulting from
capital share transactions	(22,516,064)	129,464,570

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,452,729)	(58,131)
From net realized gains	(5,651,076)	—
Total distributions to shareholders	(7,103,805)	(58,131)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,869,691)	129,630,871

NET ASSETS:
Beginning of period	129,630,871	—
End of period (including accumulated undistributed net
investment loss of $(77,072) and $0, respectively)	$102,761,180	$129,630,871

(1)	Inception date of the Fund was September 10, 2012.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Cash Flows

Year Ended
August 31, 2014
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,750,178
Adjustments to reconcile net increase in net assets from
operations to net cash used for operating activities:
Purchases of investments	(2,847,774,411)
Proceeds from sales of investments	2,874,175,265
Purchases of short-term investments, net	(4,096,485)
Changes in operating assets and liabilities
Increase in receivable for investment securities sold	(22,854,318)
Decrease in dividends & interest receivable	4,769
Decrease in prepaid expenses	7,084
Decrease in payable for investment securities purchased	(5,856,310)
Decrease in payable to investment adviser	(27,193)
Decrease in other expenses	9,228
Net change in unrealized appreciation of investments	(54,674)
Net realized gain	(1,319,847)
Net cash used by operating activities	(5,036,714)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold (a)	51,351,048
Cost of shares redeemed (b)	(79,645,348)
Increase in loans payable	33,800,000
Dividends paid to shareholders, net of reinvestments	(468,986)
Net cash provided by financing activities	5,036,714
Net Increase in cash	—

Cash:
Beginning of fiscal year	—
End of fiscal year	$—
Supplemental disclosure of cash flow and non-cash information:
Interest Paid	$131,575
Non cash financing activities not included herein consist
of $6,634,819 of reinvested dividends

(a)	Includes a decrease in receivable for capital shares sold of $328,721.
(b)	Includes an increase in payable for capital shares redeemed of $527,682.

See Notes to the Financial Statements

ATAC BETA ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception Through
	August 31, 2014(1)
PER SHARE DATA(2):

Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.07)
Net realized and unrealized gain on investments(4)	1.29
Total from investment operations	1.22

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—

Paid in capital from redemption fees	0.01

Net asset value, end of period	$26.23

TOTAL RETURN	4.92	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$2.6

Ratio of expenses to average net assets(6):
Before expense reimbursement	15.95	%(7)
After expense reimbursement	1.75	%(7)

Ratio of net investment loss to average net assets(6):
Before expense reimbursement	(14.86	)%(7)
After expense reimbursement	(0.66	)%(7)

Portfolio turnover rate	1,239	%(5)

(1)	Inception date of the Fund was April 9, 2014.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statements of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of investment companies in which the Fund invests.
(7)	Annualized.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

		For the Period
	Year Ended	Inception Through
	August 31, 2014	August 31, 2013(1)
PER SHARE DATA(2):

Net asset value, beginning of period	$28.33	$25.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	0.33	(0.28)
Net realized and unrealized gain on investments(4)	0.48	3.78
Total from investment operations	0.81	3.50

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.35)	(0.22)
Dividends from net realized gains	(1.37)	—
Total distributions	(1.72)	(0.22)

Paid in capital from redemption fees	0.01	0.05

Net asset value, end of period	$27.43	$28.33

TOTAL RETURN	3.05%	14.28	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$102.8	$129.6

Ratio of expenses to average net assets(6):
Before expense reimbursement	1.89%	1.93	%(7)
After expense reimbursement	1.86%	1.75	%(7)

Ratio of expenses excluding interest expense
to average net assets(6):
Before expense reimbursement	1.77%	1.93	%(7)
After expense reimbursement	1.74%	1.75	%(7)

Ratio of net investment income (loss) to average net assets(6):
Before expense reimbursement	1.17%	(1.18	)%(7)
After expense reimbursement	1.20%	(1.00	)%(7)

Portfolio turnover rate	2,431%	1,436	%(5)

(1)	Inception date of the Fund was September 10, 2012.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statements of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of investment companies in which the Fund invests.
(7)	Annualized.

See Notes to the Financial Statements

ATAC FUNDS

Notes to the Financial Statements
August 31, 2014

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The ATAC Beta Rotation Fund (“Beta Rotation Fund”), and the ATAC Inflation Rotation Fund (“Inflation Rotation Fund”) (or collectively, the “Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust.  The investment objective of the Beta Rotation Fund is to seek capital appreciation.  The Beta Rotation Fund commenced operations on April 9, 2014.  The investment objective of the Inflation Rotation Fund is to achieve absolute positive returns over time.  The Inflation Rotation Fund commenced operations on September 10, 2012.  Any reference to the fiscal period for the Beta Rotation Fund equals the period since commencement through August 31, 2014.  Any reference to the fiscal period for the Inflation Rotation Fund equals the one year period ended August 31, 2014.  The Funds currently offer one share class, the Investor Class.  Investor Class shares are subject to a 0.25% distribution fee.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the period ended August 31, 2014, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended August 31, 2014, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2014, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income, and Distributions – The Funds follow industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

The Funds distribute all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be

ATAC FUNDS

Notes to the Financial Statements – Continued
August 31, 2014

reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.  For the period ended August 31, 2014, the Beta Rotation Fund increased accumulated undistributed net investment income by $3,916 and decreased accumulated undistributed net realized gain on investments by $3,916.  For the period ended August 31, 2014, the Inflation Rotation Fund decreased paid-in capital by $23 and increased accumulated undistributed net realized gain on investment by $23.

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share, and are categorized in Level 1 of the fair value hierarchy.

Exchange-Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

ATAC FUNDS

Notes to the Financial Statements – Continued
August 31, 2014

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of August 31, 2014:

Beta Rotation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,529,283	$—	$—	$2,529,283
Short-Term Investment	50,766	—	—	50,766
Total Investments	$2,580,049	$—	$—	$2,580,049

Inflation Rotation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$100,938,624	$—	$—	$100,938,624
Short-Term Investment	5,279,984	—	—	5,279,984
Total Investments	$106,218,608	$—	$—	$106,218,608

Transfers between levels are recognized at the end of the reporting period.  During the period ended August 31, 2014, the Funds recognized no transfers to/from all Levels.  The Funds did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Pension Partners, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Beta Rotation Fund	1.25%
Inflation Rotation Fund	1.25%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for its expenses to ensure that total annual operating expenses (excluding interest and tax expenses, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund
Beta Rotation Fund	1.75%
Inflation Rotation Fund	1.74%

ATAC FUNDS

Notes to the Financial Statements – Continued
August 31, 2014

Prior to December 30, 2013, this rate was 1.75% for the Inflation Rotation Fund.  Waived fees and/or expense reimbursements are subject to possible recoupment from the Funds within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  For the Beta Rotation Fund, the Operating Expense Limitation Agreement will be in effect through at least May 31, 2016.  For the Inflation Rotation Fund, the Operating Expense Limitation Agreement will be in effect through at least December 31, 2015.  During the period ended August 31, 2014, the Adviser did not recoup any of the previously waived fees.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Fund	8/31/2016	8/31/2017
Beta Rotation Fund	$—	$84,261
Inflation Rotation Fund	$105,692	$29,093

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the periods ended August 31, 2014, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the periods ended August 31, 2014, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Beta Rotation Fund	$1,484
Inflation Rotation Fund	$288,157

ATAC FUNDS

Notes to the Financial Statements – Continued
August 31, 2014

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Beta Rotation Fund	Inflation Rotation Fund
	For the		For the
	Period Ended	Year Ended	Period Ended
	August 31,	August 31,	August 31,
	2014(1)	2014	2013(2)
Shares sold	99,071	1,823,315	5,689,264
Shares issued to holders in
reinvestment of distributions	—	248,309	1,634
Shares redeemed	(989)	(2,901,356)	(1,114,870)
Net increase (decrease) in shares outstanding	98,082	(829,732)	4,576,028

(1)	Inception date of the Fund was April 9, 2014.
(2)	Inception date of the Fund was September 10, 2012.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the periods ended August 31, 2014, were as follows:

	U.S. Government	Securities	Other
Fund	Purchases	Sales	Purchases	Sales
Beta Rotation Fund	$	$	$19,598,193	$17,121,135
Inflation Rotation Fund	—	—	2,847,774,411	2,874,175,265

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2014, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation	Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Beta Rotation Fund	$3,540	$(44,841)	$(41,301)	$2,621,350
Inflation Rotation Fund	—	(3,425,427)	(3,425,427)	109,644,035

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At August 31, 2014, components of accumulated earnings on a tax-basis were as follows:

	Undistributed	Other		Total
	Ordinary	Accumulated	Unrealized	Accumulated
Fund	Income	Losses	Depreciation	Earnings (Losses)
Beta Rotation Fund	$89,690	$—	$(41,301)	$48,389
Inflation Rotation Fund	—	(761,876)	(3,425,427)	(4,187,303)

ATAC FUNDS

Notes to the Financial Statements – Continued
August 31, 2014

As of August 31, 2014, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31.  For the taxable year ended August 31, 2014, the Beta Rotation Fund did not defer any qualified late year losses.  The Inflation Rotation Fund deferred, on a tax basis, long-term post-October losses of $684,804.  The Inflation Rotation Fund also deferred, on a tax-basis, late year ordinary losses of $77,072.

The tax character of distributions paid during the period ended August 31, 2014, were as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
Inflation Rotation Fund	$7,103,805	$—	$7,103,805

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The Beta Rotation Fund did not pay any distributions for the period ended August 31, 2014.

The tax character of distributions paid during the period ended August 31, 2013, were as follows:

	Ordinary	Long Term
Fund	Income	Capital Gains	Total
Inflation Rotation Fund	$58,131	$—	$58,131

9.  TRANSACTIONS WITH AFFILIATES

If the Funds’ holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act.  The Inflation Rotation Fund conducted transactions during the year ended August 31, 2014, with affiliated companies as so defined:

	Beginning			Ending	Dividend	Realized
	Shares	Additions	Reductions	Shares	Income	Gain (Loss)

Direxion Daily Emerging
Markets Bull 3x Fund#	—	2,012,684	2,012,684	—	—	$217,374
PIMCO 25+ Year Zero
Coupon US Treasury Fund	141,342	500,547	595,424	46,465	$81,106	$(928,220)
SPDR Barclays Long Term
Treasury Fund#	50,624	95,182	145,806	—	$22,390	$(113,237)
Vanguard Extended Duration
Treasury Fund#	196,605	785,471	937,823	44,253	$145,695	$(342,580)
Vanguard Long-Term
Government Bond Fund#	94,599	177,852	272,451	—	$32,184	$(211,787)

#	Unaffiliated company as of August 31, 2014.

ATAC FUNDS

Notes to the Financial Statements – Continued
August 31, 2014

10. LINE OF CREDIT

The Inflation Rotation Fund established an unsecured line of credit (“LOC”) in the amount of $14,000,000 which matures, unless renewed on July 29, 2015. This line of credit is intended to provide short-term financing, if necessary, subject to certain restriction, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian U.S. Bank, N.A. The interest rate during the period was 3.25%. The Inflation Rotation Fund has authorized U.S. Bank to charge any of the accounts of the Inflation Rotation Fund for any missed payments. During the year ended August 31, 2014, the Inflation Rotation Fund did not draw upon the LOC.

The Inflation Rotation Fund also has a line of credit with BNP Paribas for investment purposes. The loan is limited to one-third of the total assets (including the amount borrowed) of the Inflation Rotation Fund. Borrowings under this credit facility bear interest at the 3-Month LIBOR rate plus 110 basis points. The interest rate as of August 31, 2014, as well as the weighted average interest rate paid on outstanding borrowings was 1.33%.

The Inflation Rotation Fund must maintain a segregated account with the custodian containing cash or high-grade securities with a fair value at least equal to the amount borrowed as collateral.

For the year ended August 31, 2014, the Inflation Rotation Fund’s credit facility activity is as follows:

			Amount
			Outstanding
	Credit	Average	as of	Interest	Maximum
	Facility Agent	Borrowings	August 31, 2014	Expense	Borrowing
Inflation Rotation Fund	BNP Paribas	$10,108,652	$33,800,000	$136,532	$36,851,202

ATAC FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
ATAC Funds
(each a series of Managed Portfolio Series)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ATAC Beta Rotation Fund and ATAC Inflation Rotation Fund (the “Funds”), each a series of Managed Portfolio Series, as of August 31, 2014, and the related statements of operations, and changes in net assets, and financial highlights for the period April 9, 2014 (commencement of operations) to August 31, 2014, for ATAC Beta Rotation Fund and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended for ATAC Inflation Rotation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ATAC Beta Rotation Fund and ATAC Inflation Rotation Fund as of August 31, 2014, the results of their operations, changes in their net assets, cash flows, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 30, 2014

ATAC FUNDS

Additional Information (Unaudited)
August 31, 2014

Trustees and Officers

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	25	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 65				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).
David A. Massart	Trustee	Indefinite	25	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(3 Portfolios)
Age: 47				Management, Inc.	(2012-Present).
(2005-Present).
Leonard M. Rush, CPA	Trustee	Indefinite	25	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.		Term; Since		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	(3 Portfolios)
Age: 68					(2012-Present);
Director, Anchor
Bancorp Wisconsin,
Inc. (2011-2013).
David M. Swanson	Trustee	Indefinite	25	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Insurance Trust
Age: 57				Executive Vice President,	(7 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	25	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 55
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	January 2011		LLC (2002-Present).
53202	Executive
Age: 57	Officer

ATAC FUNDS

Additional Information (Unaudited) – Continued
August 31, 2014

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Age: 48	Compliance
Officer and
Anti-Money
Laundering
Officer
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 41	Financial
Officer
Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (2011-Present); Vice
Age: 43				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A.
(2007-2010).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 41

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ATAC FUNDS

Additional Information (Unaudited) – Continued
August 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-282-2386.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-282-2386.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% and 2.14% for the Beta Rotation Fund and Inflation Rotation Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2014 was 0.00% and 5.42% for the Beta Rotation Fund and Inflation Rotation Fund, respectively.

ATAC FUNDS

Approval of Investment Advisory Agreement (Unaudited)
Pension Partners, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Pension Partners, LLC (“Pension Partners”) regarding the ATAC Beta Rotation Fund (the “Fund”) (“Investment Advisory Agreement”).  The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Pension Partners and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement (“Support Materials”).  Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement.  Pension Partners also met with the Trustees at the November 12-13, 2013 meeting and provided further information regarding its proposed services to the Fund, including but not limited to information regarding its investment philosophy and proposed investment strategies for the Fund. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant to such determination, including the following: (1) the nature, extent, and quality of the services to be provided by Pension Partners to the Fund; (2) the cost of the services to be provided and the profits to be realized by Pension Partners from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Pension Partners resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the Support Materials and an in-person presentation by representatives of Pension Partners, the Board concluded that the overall arrangements between the Trust and Pension Partners as will be set forth in the Investment Advisory Agreement with respect to the Fund are fair and reasonable in light of the services that Pension Partners will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services to be Provided.  The Trustees considered the scope of services that Pension Partners will provide to the Fund under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Pension Partners on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered Pension Partners’ capitalization, its assets under management (approximately $238 million as of January 31, 2014), and Pension Partners’ marketing and distribution plan for the Fund. The Trustees also noted the asset growth and performance of the ATAC Inflation Rotation Fund, an existing series of the Trust managed by Pension Partners. The

ATAC FUNDS

Approval of Investment Advisory Agreement (Unaudited) – Continued
Pension Partners, LLC

Trustees also considered the investment philosophy and extensive experience of the Fund’s portfolio managers.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Pension Partners proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the proposed annual management fee that the Fund will pay to Pension Partners under the Investment Advisory Agreement, in the amount of 1.25% of the Fund’s average annual daily net assets. The Trustees noted that Pension Partners expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees further noted that the management fees that Pension Partners charges to separately managed accounts with similar (but not identical) investment strategies and asset levels to those of the Fund are generally higher than the advisory fee for the Fund.  The Trustees also considered that Pension Partners had contractually agreed to reduce its management fees, and, if necessary, reimburse the Fund for operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, leverage, taxes and extraordinary expenses) do not exceed 1.75% of the Fund’s average daily net assets.  The Trustees finally considered the Fund’s unique investment strategy utilizing exchange-traded funds (“ETFs”), and determined that the advisory fees charged by the ETFs are for services that will be in addition to, rather than duplicative of, the services provided under the Investment Advisory Agreement.  Based on information presented with respect to the ATAC Inflation Rotation Fund, a larger fund with the same management fee and operating structure, the Trustees concluded that Pension Partners’ service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses that the Fund will bear and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average and median management fees reported for the benchmark category.  The Trustees also considered that the total expenses of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the projected assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Pension Partners’ proposed advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted that the Fund is newly organized and that an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that Pension Partners would need to provide to the Fund. The Trustees consequently concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting the issue in the future as circumstances change and asset levels increase. The Trustees also took into consideration that Pension Partners had agreed to consider whether breakpoints would be appropriate in response to asset growth.

Other Benefits.  The Trustees noted that Pension Partners does not intend to utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees concluded that Pension Partners will not receive any additional financial benefits from services rendered to the Fund.

ATAC FUNDS

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Pension Partners, LLC
430 West 14th St., #505
New York, NY 10014

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
  AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-855-282-2386.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2014 and August 31, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$25,000	$12,500
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
                                                      James R. Arnold, President

Date  November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date  November 5, 2014

By (Signature and Title)* /s/ Brian R. Wiedmeyer
                                                     Brian R. Wiedmeyer, Treasurer

Date  November 5, 2014

* Print the name and title of each signing officer under his or her signature.